SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                 0-2722225               36-3434526
         (State of incorporation)  (Commission             (IRS Employer
                                    File No.)              Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)      Exhibits

         Exhibit No.            Description of Exhibit
         ----------             ----------------------

         99.1                   Press Release by the Registrant, dated
                                April 24, 2003, furnished in accordance with
                                Item 12 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)
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     This Current  Report on Form 8-K and the earnings  press  release  attached hereto are being furnished by CFC International, Inc. (the "Registrant") pursuant to Item 12 of Form 8-K ("Disclosure of Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release Nos. 33-8216;
34-47583,   insofar  as  they  disclose  historical  information  regarding  the
Registrant's results of operations or financial condition for the quarter ended March 31, 2003.

     On April 24, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             CFC INTERNATIONAL, INC.

April 24, 2003               By: /s/ Dennis Lakomy
                                 -----------------------------------------
                                 Dennis Lakomy
                                 Executive Vice President
                                 and Chief Financial Officer



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